FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated March 10, 2014

to the

Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2013)

This Supplement provides information regarding your individual flexible premium deferred variable annuity contract (the “Contract”) Prospectus.  Please read this Supplement carefully and retain it with your Contract Prospectus for future reference.

At a recent meeting of the Board of Directors for American Century Investments (the “Board of Directors”), the Board of Directors approved an agreement and plan of reorganization, whereby all net assets of the American Century VP Vista Fund (“VP Vista Fund”) would be transferred to the American Century VP Capital Appreciation Fund (“VP Capital Appreciation Fund”) in exchange for shares of the VP Capital Appreciation Fund (the “Reorganization”).  In a prior supplement to the prospectus for the VP Vista Fund dated January 24, 2014 describing the Reorganization, management for the VP Vista Fund noted that the investment objectives and strategies of the VP Vista Fund and VP Capital Appreciation Fund are substantially similar.

The Reorganization is expected to take place on April 25, 2014, and following the Reorganization, the VP Vista Fund will no longer be available for investment.  Any Accumulated Value in the Subaccount invested in the VP Vista Fund at the time of the Reorganization will become invested in the VP Capital Appreciation Fund.  The Subaccount investing in the VP Vista Fund will cease to be available as a funding choice under the Contract as of the end of the Business Day (3:00 pm central time) on the date of the Reorganization.  Accordingly, if all or a portion of the Accumulated Value under your Contract is allocated to the Subaccount invested in the VP Vista Fund at the time of the Reorganization, following the Reorganization, that Accumulated Value will be allocated to the Subaccount invested in the VP Capital Appreciation Fund.

If you participate in the dollar cost averaging program and have selected the Subaccount invested in the VP Vista Fund as a target account, the Subaccount invested in the VP Capital Appreciation Fund will replace that Subaccount as the target account following the Reorganization, unless we receive written instructions from you in good order indicating otherwise.

Your rights and obligations under the Contract and your Accumulated Value will not change as a result of the Reorganization.  The fees and charges under the Contract will not change and there will be no tax consequences to Contract owners as a result of the Reorganization.

From the date of this Supplement to the date of the Reorganization, there will be no charge assessed for transfers of Accumulated Value from the Subaccount investing in the VP Vista Fund to the Declared Interest Option or the other Subaccounts available under the Contract.  Such transfers will not count against the number of free transfers we allow each Contract Year, however, they will be subject to our limitations on frequent transfer activity as described in the Prospectus.

Within five days after the Reorganization, we will forward to Contract owners affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

If you have any questions regarding this Supplement, please contact your registered representative or us at our Home Office toll free at 1-800-247-4170.